                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 16, 2003 (July 15, 2003)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

                              333-33182 05-0509802
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          (Commission File Number) (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)      Exhibit

Exhibit No.       Exhibit
99.1              Press Release dated July 15, 2003

Item 9.  Regulation  FD  Disclosure  (Information  Furnished  in this  Item 9 is
Furnished under Item 12)

In accordance with Securities and Exchange  Commission Release No. 33-8126,  the
following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition", is instead being furnished under Item 9,
"Regulation FD  Disclosure."  This  information  shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended (the
"Exchange Act"), or incorporated by reference in any filing under the Securities
Act of 1933, as amended,  or the Exchange Act,  except as shall be expressly set forth by specific reference in such a filing.

On July 15, 2003, Bancorp Rhode Island,  Inc. issued a press release in which it disclosed unaudited financial information related to second quarter consolidated earnings. A copy of the press release relating to such announcement,  dated July
15,  2003,  is attached  hereto as Exhibit  99.1 and is  incorporated  herein by reference.

                          EXHIBIT INDEX

Exhibit No.                Exhibit
99.1                       Press Release Dated July 15, 2003

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANCORP RHODE ISLAND, INC.

                                By:   /s/ Albert R. Reitheimer
                                      -------------------------
                                          Albert R. Rietheimer
                                          Chief Financial Officer

Date:  July 16, 2003